[EATON VANCE LOGO]

[PHOTO: Wall of Educational Institution]

Annual Report December 31, 2000

[PHOTO: Highway]

THE
MASSACHUSETTS
HEALTH &
EDUCATION
TAX-EXEMPT
TRUST

[PHOTO: Boston, MA Skyline]



The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2000

LETTER TO SHAREHOLDERS

[PHOTO WITH CAPTION "Thomas J. Fetter, President"]

As most fixed-income investors know, municipal bonds have long occupied a unique position among investment asset classes. Historically, the $1.5 trillion municipal market has financed a broad range of important public projects, including utilities, transportation facilities, hospitals, education, economic development and housing projects. These projects address the needs of local and state communities, generate new employment opportunities and improve the quality of life for many citizens. We thought it might be helpful to shareholders to begin a series of discussions with a broad overview of this vital market.

Revenue Bonds: providing financing
for essential, fee-based services...

Roughly two-thirds of all municipal bond issuance over the past decade has consisted of revenue bonds. These bonds are issued by entities that charge their customers a fee to provide essential services and include a very broad range of issuers. Electric and water utilities, airport and turnpike authorities, housing projects and hospitals are just a few examples of entities that issue revenue bonds. Interest payments to bondholders are paid from user fees paid for services: water bills paid by homeowners; highway tolls paid by motorists; hospital fees paid by patients and health insurers.

Credit quality is, of course, a critical determinant in the municipal market. Municipal bond analysts look for trends that may impact an issuer's revenue base. For revenue bonds, those factors may include shifts in demographics within the customer base, a rise or fall in competitive rates for water or electric power, or changes in insurance reimbursements for medical procedures. Those trends bear close watching, for any significant change may have a major impact on the value of an investment. For example, recent changes in Medicare reimbursement policies have posed a serious threat to the financial soundness of many hospitals across the country and have had a major impact on performance within the hospital sector of the municipal bond market.

General Obligation Bonds:
backed by the "full faith and credit"
of the issuer...

General obligation bonds (GOs) constitute the remaining one-third of the municipal market. Issued by states, counties, cities, towns, villages and school districts, GOs are backed by the full faith and credit of the issuer, as represented by the unlimited taxing power of the jurisdiction. Because of that taxing power, general obligations are often accorded a fairly high credit quality, dependent, of course, on the creditworthiness of the community in question.

Analysts examine a community's economic base, looking for sound fundamentals and a strong tax revenue base. In cases where that tax base is threatened, credit quality may be jeopardized. For example, New York City was close to bankruptcy in 1975 and its GO bonds performed very poorly. However, as the City's fortunes improved in the 1980s and 1990s, its revenue base improved significantly, leading to an upgrade in its bonds.

Political changes may also affect general obligations. In 1978, California's Proposition 13 severely limited property taxes and capped annual tax increases. As the property tax rebellion spread to other parts of the country, the impact of those changes was felt in the GO market in other states.

We believe that municipal bonds
deserve consideration from today's
investors ...

At Eaton Vance, we have long been a major participant in the municipal market, active in bringing tax-exempt alternatives to investors. While the importance of the municipal market is obvious in the public projects that improve our lives, we believe that municipal bonds play an equally important role for today's tax-conscious investors. We will continue to seek promising opportunities in this exciting market.

Sincerely,

/S/ THOMAS J. FETTER

Thomas J. Fetter
President
February 11, 2001



The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2000

MANAGEMENT DISCUSSION
-----------------------------------------------------------------------------
Following several years of remarkable growth, the U.S. economy finally showed signs of slowing in the second half of 2000. Last year's rise in interest rates, engineered by the Federal Reserve to check inflation, has resulted in lower corporate profits, slower capital investment and weaker consumer demand. Gross domestic product rose 2.2% in the third quarter, less than half the 5.6% growth rate registered in the second quarter, and the weakest quarterly showing since 1996. Those trends were generally reflected at the state level as well, as indicated in the following pages, and, together with a sharp decline in the equity markets, have tempered the outlook for economic growth.

Municipal bonds have staged a
strong recovery in 2000...

In contrast to a disappointing 1999, when municipal bonds declined under the weight of rising interest rates, signs of weaker economic growth prompted an impressive rally in 2000. The U.S. economy has shown the cumulative effects of the Federal Reserve's resolute actions. While expressing concerns about sharply higher energy prices, the Fed left rates unchanged at its fall meetings, and signaled a change to a more accommodative bias at its December meeting.

Those moves generated hopes among fixed-income investors that rates may soon be lowered, improving the outlook for the bond markets. Municipal yields, which generally peaked in January, 2000 have since declined in response to weakening economic indicators. Accordingly, bond prices, which move in the opposite direction of interest rates, have moved higher. In fact, in the first week of 2001, the Fed lowered its benchmark Federal funds rate by 50 basis points (0.50%), the first such decline since November 1998.

Having lagged in 1999 and early in 2000, closed-end municipal funds have mounted a strong recovery...

For the year ended December 31, 2000, the Lehman Brothers Municipal Bond
Index rose 11.68%, a major turnaround from the previous year.1 Until recently, closed-end municipal bond funds -- including The Massachusetts Health & Education Tax-Exempt Trust -- had generally lagged their underlying asset values, reflecting investor concerns about continuing volatility in the equity markets and still-to-be-resolved economic uncertainties. However, in the closing months of 2000, investors were drawn to the value in the closed-end segment and performance improved significantly.

Naturally, the outlook for the municipal market will depend, in large part, on the relative strength of the economy and future Fed actions. In the first week of January 2001, the Fed lowered its benchmark rate by 50 basis points. From a supply standpoint, however, conditions have turned more favorable. Through December 31, municipal bond issuance totalled $199 billion, well below the $227 billion for last year. Increased tax revenues at the state and local level have reduced funding needs, sharply reducing the prospective new supply. That could bode well for outstanding municipal issues. The economy will, of course, bear close watching in coming months. But, in a slowing economy, we believe that municipal bonds merit strong consideration by prudent investors.

-----------------------------------------------------------------------------
Trust Information
as of December 31, 2000

Performance2
-----------------------------------------------------------------------------

Average Annual Total Returns (by share price, ASE)
-----------------------------------------------------------------------------
One Year                       17.78%
Five Years                      8.79
Life of Fund (7/30/93)          3.62

Average Annual Total Returns (by net asset value)
-----------------------------------------------------------------------------
One Year                       12.37%
Five Years                      5.75
Life of Fund (7/30/93)          5.06


Five Largest Sector Weightings3
-----------------------------------------------------------------------------
By net assets

Escrowed                        20.3%
Education                       18.3%
Insured Hospitals*              15.9%
Insured Education*               9.8%
Hospitals                        7.4%


1 It is not possible to invest directly in an Index.

2 Returns are calculated by determining the percentage change in net asset value or share price with all distributions reinvested.

3 Five largest sector weightings account for 71.7% of the Trust's net assets, determined by dividing the total market value of the holdings by the net assets of the Trust. Holdings are subject to change.

* Private insurance does not remove the risk of loss of principal associated with this investment due to changes in market conditions.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Yield will change.



The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2000

MANAGEMENT DISCUSSION

[PHOTO WITH CAPTION "Robert B. MacIntosh, Portfolio Manager"]

Management Discussion
-----------------------------------------------------------------------------

* Reflecting its broad diversity, the Massachusetts economy remained fairly strong in late 2000, despite a slowing trend at the national level. Services remained the primary generator of new jobs, with finance, business services and trade leading the way. The state's December jobless rate declined to 2.7% from 3.2% a year ago.

* Escrowed bonds, at 20.3% were the Trust's largest sector weighting at December 31. Escrowed bonds have been pre-refunded by their issuers, often to take advantage of lower rates, and are backed by Treasury bonds. The Trust's escrowed bonds contributed quality as well as attractive coupon payments. Meanwhile, management pared its hospital holdings during the year, limiting investments to institutions, like the Dana Farber Cancer Institute, that we believe could do well in a competitive environment.

* Education bonds and insured* education bonds were among the Trust's largest sector weightings. In addition to colleges and universities, the Trust held bonds of private secondary schools. The education sector has historically tended to fare relatively well in a weak economic environment.

* The Trust took advantage of the prolonged market decline that extended into the first half of the fiscal year by establishing tax losses that can be used to offset future potential gains. The proceeds of these strategic sales were used, where possible, to purchase bonds with higher coupons.

* Call protection remained a major priority of the Trust. Management sought to eliminate bonds with approaching call dates in favor of issues with greater call protection. The performance of bonds with poor call characteristics may be restrained in the event of a market rally.

* Non-rated bonds provided some excellent income opportunities. For example, Atlanticare Medical Center carries an 8.00% coupon. Formerly a troubled credit, Atlanticare has streamlined its management and lowered its operating costs through a cooperative arrangement with Partners Healthcare.

The Trust
-----------------------------------------------------------------------------
Performance for the Past Year

* Based on share price (traded on the American Stock Exchange), the Trust had a total return of 17.78% for the year ended December 31, 2000. That return was the result of an increase in share price from $11.50 on December 31, 1999 to $12.75 on December 31, 2000, and the reinvestment of $0.764 in regular monthly dividends.

* Based on net asset value, the Trust had a total return of 12.37% for the year ended December 31, 2000. That return was the result of an increase in net asset value per share from $12.45 on December 31, 1999 to $13.17 on December 31, 2000, and the reinvestment of all distributions.

* Based on the most recent dividend and a share price of $12.75 the Trust had a market yield of 6.00% at December 31, 2000.1 The Trust's market yield is equivalent to a taxable yield of 10.55%.2

* On December 31, 2000, the Trust's share price on the American Stock Exchange traded at a 3.19% discount to its underlying net asset value.


Your Investment at Work
-----------------------------------------------------------------------------
Massachusetts Health & Education
Finance Authority
Wheaton College

* Wheaton College is a co-educational, liberal arts college founded in 1834 and located in Norton. The school draws students from 35 countries, with six times as many applicants as enrollees.

* Wheaton maintains a selective admissions policy, with 25% of entering students having ranked in the top 10% of their secondary school class. Recent students have included a Marshall Scholar and a Rhodes Scholar.

* These private placement bonds were used to finance the construction of a student dormitory. They represent efforts by the Trust to find value in smaller, non-rated issues. The bonds have a 6.00% coupon.

-----------------------------------------------------------------------------
Shares of the Trust are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution.
Shares are subject to investment risks, including possible loss of principal invested. Yield will change.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Quality Weightings3
-----------------------------------------------------------------------------
By total investments

[PIE CHART divided proportionally as follows: AAA -- 44.4%, AA -- 9.9%, A -- 13.4%, BBB -- 14.4%, BB -- 1.1%, Non-Rated -- 16.8%]


Trust Overview3
-----------------------------------------------------------------------------
Number of Issues                   48
Average Maturity           19.3 Years
Effective Maturity          9.2 Years
Average Rating                     A+
Average Call                4.7 Years
Average Dollar Price          $100.24


1 The Trust's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

2 Taxable-equivalent yield assumes maximum 43.13% combined federal and state income tax rate. A lower rate would result in a lower tax-equivalent figure.

3 Because the Trust is actively managed, Quality Weightings and Trust
  Overview are subject to change. In the view of management, 7.0% of the non-rated portion of the Trust (16.8%) is of investment-grade quality.

* Private insurance does not remove the risk of loss of principal associated with this investment due to changes in market conditions.

Past performance is no guarantee of future results. Investment return and share price will fluctuate so that shares, when sold, may be worth more or less than their original cost.




The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2000

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 97.9%

Ratings (Unaudited)            Principal
---------------------------       Amount
                   Standard       (000's
Moody's            & Poor's      Omitted)   Security                                              Value
-------------------------------------------------------------------------------------------------------
Education -- 18.3%

-------------------------------------------------------------------------------------------------------
NR                 BBB-        $     750    Massachusetts DFA, Eastern Nazarene
                                            College, 5.625%, 4/1/29                       $     629,685
Baa2               BBB               400    Massachusetts DFA, Suffolk University,
                                            5.75%, 7/1/19                                       389,564
NR                 BBB               540    Massachusetts DFA, Wheeler School,
                                            6.50%, 12/1/29                                      555,665
Baa2               NR                250    Massachusetts DFA, Xaverian Brothers
                                            High School, 5.65%, 7/1/29                          239,633
NR                 NR              1,595    Massachusetts HEFA, Wheaton College,
                                            6.00%, 1/1/18(5)                                  1,531,838
A2                 A-              1,500    Massachusetts IFA, Clark University,
                                            7.00%, 7/1/12(5)                                  1,547,565
Baa1               BBB             2,110    Massachusetts IFA, Springfield College,
                                            5.625%, 9/15/10                                   2,132,387
Baa1               NR                400    Massachusetts IFA, Wentworth Institute
                                            of Technology, 5.75%, 10/1/28                       392,240
-------------------------------------------------------------------------------------------------------
                                                                                          $   7,418,577
-------------------------------------------------------------------------------------------------------
Escrowed -- 20.3%
-------------------------------------------------------------------------------------------------------
NR                 NR          $   2,020    Massachusetts HEFA, Atlanticare
                                            Medical Center, 8.00%, 12/1/13,
                                            Prerefunded to 12/1/03(5)                     $   2,221,434
Aaa                AAA             1,380    Massachusetts HEFA, Boston College,
                                            (FGIC), 6.625%, 7/1/21,
                                            Prerefunded to 7/1/01                             1,425,112
Aaa                AA+             1,500    Massachusetts HEFA, Daughters of
                                            Charity, 6.10%, 7/1/14,
                                            Prerefunded to 7/1/06                             1,620,240
Baa2               AAA             1,000    Massachusetts HEFA, Milford-Whitinsville
                                            Hospital, 7.75%, 7/15/17,
                                            Prerefunded to 7/15/02                            1,073,080
Aaa                NR                800    Massachusetts HEFA, Sisters of Providence
                                            Hospital, 6.625%, 11/15/22,
                                            Prerefunded to 11/15/04                             851,000
A1                 AA-             1,000    Massachusetts IFA, College of the
                                            Holy Cross, 6.45%, 1/1/12
                                            Prerefunded to 1/1/02                             1,043,180
-------------------------------------------------------------------------------------------------------
                                                                                          $   8,234,046
-------------------------------------------------------------------------------------------------------
Hospitals -- 7.4%
-------------------------------------------------------------------------------------------------------
NR                 NR          $     500    Massachusetts DFA, MCHSP,
                                            6.60%, 8/15/29                                $     446,165
NR                 BBB+              650    Massachusetts HEFA, Cape Cod Health,
                                            5.45%, 11/15/23                                     542,939
Ba2                BB                495    Massachusetts HEFA, Learning Center
                                            for the Deaf, 6.125%, 7/1/29                        427,220
NR                 BBB-              400    Massachusetts HEFA, North Adams
                                            Hospital, 6.625%, 7/1/18                            374,676
A2                 A                 200    Massachusetts HEFA, South Shore
                                            Hospital, 5.75%, 7/1/29                             188,156
Aa2                NR              1,000    Massachusetts HEFA, Youville House,
                                            6.25%, 2/15/41                                    1,033,530
-------------------------------------------------------------------------------------------------------
                                                                                          $   3,012,686
-------------------------------------------------------------------------------------------------------
Industrial Development Revenue -- 4.4%
-------------------------------------------------------------------------------------------------------
NR                 NR          $     250    Massachusetts IFA, American Water Co.,
                                            6.60%, 12/1/15                                $     257,098
A3                 A               1,500    Massachusetts IFA, General Motors,
                                            5.55%, 4/1/09                                     1,505,865
-------------------------------------------------------------------------------------------------------
                                                                                          $   1,762,963
-------------------------------------------------------------------------------------------------------
Insured Education -- 9.8%
-------------------------------------------------------------------------------------------------------
Aaa                AAA         $      40    Massachusetts HEFA, Boston College,
                                            (FGIC), 6.625%, 7/1/21                        $      41,220
Aaa                AAA             1,765    Massachusetts HEFA, Northeastern University,
                                            (MBIA), 6.55%, 10/1/22                            1,857,451
NR                 AAA             1,000    Massachusetts HEFA, Suffolk University,
                                            (CLEE), 6.25%, 7/1/12                             1,041,740
Aaa                AAA             1,000    Massachusetts HEFA, Tufts University,
                                            (FGIC), 5.95%, 8/15/18                            1,030,860
-------------------------------------------------------------------------------------------------------
                                                                                          $   3,971,271
-------------------------------------------------------------------------------------------------------
Insured Hospitals -- 15.9%
-------------------------------------------------------------------------------------------------------
Aaa                AAA         $   1,225    Massachusetts HEFA, Addison Gilbert
                                            Hospital, (MBIA), 5.75%, 7/1/23               $   1,248,066
Aaa                AAA               800    Massachusetts HEFA, Baystate Medical
                                            Center, (FSA), 6.00%, 7/1/26                        842,144
Aaa                AAA             1,000    Massachusetts HEFA, Berkshire Health
                                            System, (MBIA), 6.00%, 10/1/19                    1,052,250
Aaa                AAA             1,250    Massachusetts HEFA, Dana Farber Cancer
                                            Institute, (FGIC), 6.00%, 12/1/10                 1,328,738
Aaa                AAA               500    Massachusetts HEFA, Mt. Auburn Hospital,
                                            (MBIA), 6.25%, 8/15/14                              536,680
Aaa                AAA             1,000    Massachusetts HEFA, North Shore Medical
                                            Center, (MBIA), 5.625%, 7/1/14                    1,033,400
NR                 AAA               395    Massachusetts HEFA, Valley Regional Health
                                            System, (CLEE), 5.75%, 7/1/18                       406,329
-------------------------------------------------------------------------------------------------------
                                                                                          $   6,447,607
-------------------------------------------------------------------------------------------------------




The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2000

PORTFOLIO OF INVESTMENTS cont'd

Ratings (Unaudited)            Principal
---------------------------       Amount
                   Standard       (000's
Moody's            & Poor's      Omitted)   Security                                              Value
-------------------------------------------------------------------------------------------------------
Insured Special Tax -- 3.5%
-------------------------------------------------------------------------------------------------------
NR                 NR          $   1,000    Puerto Rico IFA, (AMBAC), Variable Rate,
                                            4.72%, 7/1/28(6)(7)                           $     986,110
NR                 AAA               420    Puerto Rico IFA, (AMBAC), Variable Rate,
                                            5.82%, 7/1/28(7)(8)                                 411,247
-------------------------------------------------------------------------------------------------------
                                                                                          $   1,397,357
-------------------------------------------------------------------------------------------------------
Insured Transportation -- 3.1%
-------------------------------------------------------------------------------------------------------
Aaa                AAA         $     300    Massachusetts Port Authority, US Airways,
                                            (MBIA), 6.00%, 9/1/21                         $     318,624
NR                 A               1,000    Rail Connections Inc., MA, (ACA),
                                            0.00%, 7/1/19                                       321,800
NR                 A               2,000    Rail Connections Inc., MA,(ACA),
                                            0.00%, 7/1/20                                       601,220
-------------------------------------------------------------------------------------------------------
                                                                                          $   1,241,644
-------------------------------------------------------------------------------------------------------
Insured Water & Sewer -- 2.6%
-------------------------------------------------------------------------------------------------------
Aaa                AAA         $   1,000    Massachusetts Water Resources Authority,
                                            (FGIC), 5.75%, 8/1/39                         $   1,059,230
-------------------------------------------------------------------------------------------------------
Life Care -- 0.7%
-------------------------------------------------------------------------------------------------------
A2                 NR          $     350    Massachusetts IFA, Forge Hill,
                                            6.75%, 4/1/30                                 $     302,861
-------------------------------------------------------------------------------------------------------
Miscellaneous -- 2.6%
-------------------------------------------------------------------------------------------------------
NR                 AAA         $     400    Puerto Rico IFA, Variable Rate, 8.98%,
                                            10/1/34(7)(8)                                 $     450,868
A2                 BBB+              625    Massachusetts DFA, YMCA of Greater
                                            Boston, 5.45%, 11/1/28                              597,319
-------------------------------------------------------------------------------------------------------
                                                                                          $   1,048,187
-------------------------------------------------------------------------------------------------------
Nursing Home -- 3.7%
-------------------------------------------------------------------------------------------------------
A2                 NR          $     280    Massachusetts DFA, Odd Fellows,
                                            6.25%, 1/1/15                                 $     252,887
NR                 NR                500    Massachusetts HEFA, Christopher House,
                                            6.875%, 1/1/29                                      450,780
NR                 NR                750    Massachusetts IFA, Age Institute of
                                            Massachusetts, 8.05%, 11/1/25                       780,998
-------------------------------------------------------------------------------------------------------
                                                                                          $   1,484,665
-------------------------------------------------------------------------------------------------------
Solid Waste -- 1.1%
-------------------------------------------------------------------------------------------------------
NR                 BBB         $     500    Massachusetts DFA, Resource Recovery
                                            Ogden Haverhill, 5.50%, 12/1/19               $     436,395
-------------------------------------------------------------------------------------------------------
Transportation -- 1.9%
-------------------------------------------------------------------------------------------------------
NR                 AA-         $     830    Massachusetts Bay Transportation Authority,
                                            Variable Rate, 4.81%, 3/1/27(6)(7)            $     769,600
-------------------------------------------------------------------------------------------------------
Water & Sewer -- 2.6%
-------------------------------------------------------------------------------------------------------
Aa1                AA+       $     1,000    Massachusetts Water Pollution
                                            Abatement Trust, 6.375%, 2/1/15               $   1,070,440
-------------------------------------------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.9%
  (identified cost $38,251,316)                                                           $  39,657,529
-------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.1%                                                    $     847,533
-------------------------------------------------------------------------------------------------------
Net Assets -- 100%                                                                        $  40,505,062
-------------------------------------------------------------------------------------------------------

Notes to Portfolio:

(1) Portfolio Overview (Unaudited):
    Number of Issues                                       48
    Average Maturity (Years)                             19.3 yrs
    Effective Maturity (Years)                            9.2 yrs
    Average Call (Years)                                  4.7 yrs
    Duration (Years)                                      6.7 yrs
    Average Rating                                         A+

(2) Health and Educational Obligors -- At December 31, 2000, the Trust held securities issued by health and educational obligors with a value of $30,871,713 (representing 77.8% of total investments).

(3) Insured  Investments -- The Trust invests primarily in debt securities issued by the Commonwealth of Massachusetts and its municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at December 31,
    2000, 39.2% of the total investments is backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The Trust's insured securities by financial institution are as follows:

                                                                  Percentage
                                                                   of Total
                                                          Value   Investments
-----------------------------------------------------------------------------
Municipal Bond Insurance Association (MBIA)         $ 6,046,471      15.3%

Financial Guaranty Insurance Company (FGIC)           4,885,160      12.3%
College Construction Loan Insurance Corporation       1,448,069       3.7%
AMBAC Financial Group Inc. (AMBAC)                    1,397,357       3.5%
American Capital Access (ACA)                           923,020       2.3%
Financial Security Assurance Incorporated (FSA)         842,144       2.1%
-----------------------------------------------------------------------------
  Total Insured Securities                          $15,542,221      39.2%
-----------------------------------------------------------------------------




The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2000

PORTFOLIO OF INVESTMENTS cont'd

(4) Summary of Ratings (Unaudited):
                                                                  Percentage
                                 Number                            of Total
Ratings                        of Issues               Value      Investments
-----------------------------------------------------------------------------
AAA/Aaa                           19                $17,628,279      44.4%
AA/Aa                              4                  3,916,750       9.9%
A/A                                8                  5,317,673      13.4%
BBB/Baa                            9                  5,693,184      14.4%
BB/Ba                              1                    427,220       1.1%
NR                                 7                  6,674,423      16.8%
-----------------------------------------------------------------------------
Total                             48                $39,657,529     100.0%
-----------------------------------------------------------------------------

The ratings indicated are the most recent Moody's and Standard & Poor's ratings believed to be available at December 31, 2000. NR indicates no rating is available for the security. Ratings are generally ascribed to securities at time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no responsibility to do so, and the ratings indicated do not necessarily represent ratings the agencies would ascribe to these securities at December 31, 2000.

(5) Private Placement Securities -- Information relating to the initial acquisition and market valuation of private placement securities is presented below:

                                      Acquisition                  Percentage
                                          Cost         Value     of Net Assets
------------------------------------------------------------------------------
Massachusetts HEFA,
  Atlanticare Medical Center "AMC"
  (acquired 12/15/93)                  $2,021,665   $2,221,434        5.5%
Massachusetts HEFA, Wheaton College
  (acquired 1/12/98)                    1,595,000    1,531,838        3.8%
Massachusetts IFA, Clark University
  (acquired 12/15/94)                   1,519,125    1,547,565        3.8%
------------------------------------------------------------------------------
Total                                               $5,300,837       13.1%
------------------------------------------------------------------------------

AMC and Clark have no publicly offered securities of the same class as the private placement security held by the Trust. Wheaton College has outstanding publicly offered securities of the same class as the private placement security held by the Trust. The Trust will bear the costs, if any, relating to the disposition of the private placement securities, including costs associated with registering the securities under the Securities Act of 1933, if necessary.

(6) Security has been issued as an inverse floater bond.

(7) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(8) Security has been issued as a leveraged inverse floater.

The accompanying notes are an integral part of these financial statements.





The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2000

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2000

Assets
------------------------------------------------------------------------------
Total Investments, at value (identified cost, $38,251,316)         $39,657,529
Interest receivable                                                    841,192
Receivable for securities sold                                          70,000
Other assets                                                             2,342
------------------------------------------------------------------------------
Total assets                                                       $40,571,063
------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------
Due to Bank                                                              2,538
Accrued expenses and other liabilities                                  63,463
------------------------------------------------------------------------------
Total liabilities                                                  $    66,001
------------------------------------------------------------------------------
Net Assets                                                         $40,505,062
------------------------------------------------------------------------------

Net Assets Were Comprised of:
------------------------------------------------------------------------------
Auction Preferred Shares, $0.01 par value; 400 shares
  authorized, 200 shares issued and outstanding at $50,000
  per share liquidation preference                                 $10,000,000
Common Shares, $0.01 par value; unlimited number of shares
  authorized, 2,315,302 shares issued and outstanding                   23,153
Additional paid-in capital                                          32,020,277
Accumulated net realized loss from investment transactions          (3,024,849)
Undistributed net investment income                                     80,268
Unrealized appreciation of investments                               1,406,213
------------------------------------------------------------------------------
Net Assets                                                         $40,505,062
------------------------------------------------------------------------------
Net assets applicable to preferred shareholders:
  Auction Preferred Shares at liquidation value                    $10,000,000
  Cumulative undeclared dividends                                        4,931
------------------------------------------------------------------------------
Total net assets applicable to preferred shareholders              $10,004,931
------------------------------------------------------------------------------
Net assets applicable to common shareholders                       $30,500,131
------------------------------------------------------------------------------
Total                                                              $40,505,062
------------------------------------------------------------------------------

Net Asset Value Per Common Share
------------------------------------------------------------------------------
($30,500,131 divided by 2,315,302
  common shares issued and outstanding)                            $     13.17
------------------------------------------------------------------------------





Statement of Operations

For the Year Ended
December 31, 2000

Investment Income
------------------------------------------------------------------------------
Interest income                                                     $2,466,472

Expenses
------------------------------------------------------------------------------
Investment advisory fee                                             $  137,086
Administration fee                                                      58,861
Trustees' fees                                                          30,000
Custodian and transfer agent fees                                       57,484
Legal and accounting services                                           33,958
Preferred share remarketing agent fee                                   25,000
Printing and postage                                                    16,810
Exchange membership fees                                                 7,500
Preferred shares auction agent fees                                      5,000
Miscellaneous                                                            8,526
------------------------------------------------------------------------------
Total operating expenses                                            $  380,225
------------------------------------------------------------------------------
Deduct --
 Reduction of custody fees                                               4,440
------------------------------------------------------------------------------
Total                                                               $    4,440
------------------------------------------------------------------------------
Net operating expenses                                                 375,785
------------------------------------------------------------------------------
Net investment income                                               $2,090,687
------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
on Investments
------------------------------------------------------------------------------
Net realized loss from investment transactions                      $  (85,155)
Net change in unrealized appreciation of investments                 1,779,146
------------------------------------------------------------------------------
Net gain on investments                                             $1,693,991
------------------------------------------------------------------------------
Net increase in net assets resulting from operations                $3,784,678
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2000

FINANCIAL STATEMENTS (cont'd)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

Increase (Decrease)                               Year Ended          Year Ended
in Net Assets                              December 31, 2000   December 31, 1999
--------------------------------------------------------------------------------
From operations:
  Net investment income                          $ 2,090,687         $ 2,069,685
  Net realized gain (loss)                           (85,155)            183,693
  Net change in unrealized appreciation
    (depreciation)                                 1,779,146          (3,950,422)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from operations                                $ 3,784,678         $(1,697,044)
--------------------------------------------------------------------------------
Dividends and Distributions --
Preferred Shareholders --
  From net investment income                     $  (347,864)        $  (284,906)
Common Shareholders --
  From net investment income                      (1,769,620)         (1,732,987)
--------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders                                   $(2,117,484)        $(2,017,893)
--------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of distributions to shareholders  $     5,651         $    43,260
--------------------------------------------------------------------------------
  Net increase in net assets resulting from
  capital share transactions                     $     5,651         $    43,260
--------------------------------------------------------------------------------
Net increase (decrease) in net assets            $ 1,672,845         $(3,671,677)
--------------------------------------------------------------------------------
Net Assets:
--------------------------------------------------------------------------------
At beginning of period                           $38,832,217         $42,503,894
--------------------------------------------------------------------------------
At end of period, including undistributed
  net investment income of $80,268
  and $75,900, respectively                      $40,505,062         $38,832,217
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2000

FINANCIAL STATEMENTS cont'd

Financial Highlights

Selected data for a common share outstanding during each period

                                                                            Year Ended December 31,
                                                          -----------------------------------------------------------
                                                             2000        1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period (common shares)      $ 12.45     $ 14.06     $ 13.90     $ 13.01     $ 13.24
---------------------------------------------------------------------------------------------------------------------

Investment Operations
---------------------------------------------------------------------------------------------------------------------
Net investment income                                     $  0.90(c)  $  0.89(c)  $  0.88(c)  $  0.88(c)  $ 0.88(c)
Net realized and unrealized gain (loss) on investments       0.73       (1.63)       0.16        0.89      (0.27)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                          $  1.63     $ (0.74)    $  1.04     $  1.77     $ 0.61
---------------------------------------------------------------------------------------------------------------------

Less Distributions
---------------------------------------------------------------------------------------------------------------------
Preferred Shareholders --
  From net investment income                              $ (0.15)    $ (0.12)    $ (0.14)    $ (0.14)    $ (0.13)
Common Shareholders --
  From net investment income                                (0.76)      (0.75)      (0.74)      (0.74)      (0.71)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                       $ (0.91)    $ (0.87)    $ (0.88)    $ (0.88)    $ (0.84)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (Common shares)            $ 13.17     $ 12.45     $ 14.06     $ 13.90     $ 13.01
---------------------------------------------------------------------------------------------------------------------
Per share market value, end of period (Common shares)     $ 12.75     $ 11.50     $ 14.88     $ 13.94     $ 12.13
---------------------------------------------------------------------------------------------------------------------
Total investment return at Market Value                    17.78%     (18.23%)     12.05%      21.63%      15.61%
---------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                   $40,505     $38,832     $42,504     $42,082     $40,039
Ratios: (as a percentage of average total net assets)
  Expenses                                                  0.97%       0.97%       0.96%(b)    0.96%(b)    1.00%
  Expenses, after custodian fee reduction                   0.96%       0.96%       0.95%(b)    0.95%(b)    0.98%
  Net investment income                                     5.33%       5.05%       4.79%(b)    4.95%(b)    5.12%
Ratios: (as a percentage of average common net assets)
  Expenses (a)                                              1.30%       1.28%       1.25%(b)    1.27%(b)    1.34%
  Expenses, after custodian fee reduction (a)               1.29%       1.27%       1.24%(b)    1.26%(b)    1.32%
  Net investment income (a)                                 7.16%       6.68%       6.27%(b)    6.57%(b)    6.86%
Portfolio turnover rate                                        8%         32%         28%         20%         44%
---------------------------------------------------------------------------------------------------------------------

The Financial Highlights summarize the impact of net investment income, gains (losses) and distributions on the Trust's net asset value per common share for the last 5 years. Additionally, important relationships between certain financial statement items are expressed in ratio form.

The accompanying notes are an integral part of these financial statements.




The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2000

FINANCIAL STATEMENTS (cont'd)

Financial Highlights

(a) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average common net assets reflect the Trust's leveraged capital structure.

(b) Reflects expense waivers by the Administrator during the period.
    If the Trust had borne all expenses for the year ended December 31, 1998 and the year ended December 31, 1997, net investment income per common share would have decreased by less than $0.01 during each period.

(c) Computed using average shares outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.



The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2000

NOTES TO FINANCIAL STATEMENTS

1  General Information and
   Significant Accounting Policies
------------------------------------------------------------------------
The Massachusetts Health & Education Tax-Exempt Trust (the "Trust") is an entity commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Trust's investment objective is to earn a high level of current income exempt from regular federal income taxes and Massachusetts personal income taxes consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in Massachusetts "investment grade" tax-exempt obligations issued on behalf of not-for-profit health and education institutions.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, in accordance with generally accepted accounting principles.

Securities Valuation. Municipal securities are normally valued at the mean between the quoted bid and asked prices obtained from a pricing service. Municipal securities which are not valued by a pricing service will be valued on the basis of three dealer quotes or, if such quotes are unavailable, such other available market information. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Futures and options on futures contracts traded on an exchange will be valued at last settlement price. In the event of unusual market disruptions affecting valuation, the Pricing Committee of the Trustees will be consulted.

Securities Transactions. Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Trust instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

Interest Income. Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or accretion of discounts on long term debt securities when required for federal income tax purposes.

The Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Trust will begin accreting market discounts on debt securities effective January 1, 2001. Prior to this date, the Trust did not accrete market discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. The impact of this accounting change has not been determined but will result in an increase to cost of securities and a corresponding decrease in unrealized appreciation based on securities held as of December 31, 2000.

Federal Income Taxes. The Trust has complied and intends to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies by distributing all of its income, including any net realized gains from investments, to shareholders. Therefore, no federal income tax provision is required.

In addition, the Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal securities, which are exempt from regular federal and Massachusetts income taxes when received by the Trust, as exempt interest dividends.

At December 31, 2000, the Trust for federal income tax purposes had a capital loss carryover of $2,939,119, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryovers will expire on December 31, 2002 ($1,656,796), December 31, 2003 ($1,165,653) and December 31, 2008
($116,670).

Expense Reductions. Investors Bank & Trust Company (IBT) serves the Trust as its Custodian and Transfer Agent. Pursuant to its service agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Trust maintains with IBT. Credits used to reduce IBT's fee are reported as a reduction of expenses on the Statement of Operations.

Use of Estimates. The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.



The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2000

NOTES TO FINANCIAL STATEMENTS cont'd

2  Auction Preferred Shares
------------------------------------------------------------------------
The Trust currently has 200 Auction Preferred Shares outstanding. The Auction Preferred Shares are redeemable at the option of the Trust on any dividend payment date at the redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis unpaid through the redemption date (whether or not such dividends have been declared).

Under the Investment Company Act of 1940, the Trust is required to maintain asset coverage of at least 200% with respect to the Auction Preferred Shares as of the last business day of each month in which any Auction Preferred Shares are outstanding. Additionally, the Trust is required to meet more stringent asset coverage requirements under the terms of the Auction Preferred Shares and in accordance with the guidelines prescribed by the rating agency. Should these requirements not be met, or should dividends accrued on the Auction Preferred Shares not be paid, the Trust may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the Auction Preferred Shares. At December 31, 2000, there were no such restrictions on the Trust.

3  Distributions to Shareholders
------------------------------------------------------------------------
Distributions to common shareholders are recorded on the ex-dividend date and are paid on the last business day of each month. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred Shares is generally seven days. The applicable dividend rate for the Auction Preferred Shares on December 31, 2000 was 4.50%. For the year ended December 31, 2000, the Trust paid dividends to Auction Preferred shareholders amounting to $347,864, representing an average APS dividend rate for such period of 3.48%.

4  Investment Advisory Fees and
   Other Transactions with Affiliates
------------------------------------------------------------------------
The Trust has entered into an Advisory Agreement with Eaton Vance Management ("Eaton Vance"), under which Eaton Vance will furnish the Trust with investment research and advisory services. For the year ended December 31, 2000, the fee paid for such services amounted to $137,086 and was equivalent to 0.35% of the average daily net assets of the Trust, including net assets attributable to any Auction Preferred Shares outstanding.

In addition, the Trust also entered into an Administration Agreement with Eaton Vance, under which Eaton Vance will manage and administer the Trust's business affairs and, in connection therewith, furnish for use of the Trust, office space and all necessary office facilities, equipment, and personnel for administering the affairs of the Trust. For the year ended December 31, 2000, the fee paid for such services amounted to $58,861 and was equivalent to 0.15% of the average daily net assets of the Trust, including net assets attributable to any Auction Preferred Shares outstanding.

Trustees who are not affiliates of Eaton Vance are eligible to receive an annual fee of $7,500 each.


5  Securities Transactions
------------------------------------------------------------------------
Purchases and sales (including maturities) of portfolio securities during the year ended December 31, 2000, aggregated $3,058,035 and $3,280,145, respectively. There were no purchases and sales of short-term municipal securities during the year ended December 31, 2000.

The identified cost and unrealized appreciation (depreciation) in value of the investments owned by the Trust at December 31, 2000, as computed for federal income tax purposes, were as follows:

Identified cost                                             $38,365,742
-----------------------------------------------------------------------
Gross unrealized appreciation                               $ 1,983,150
Gross unrealized depreciation                                  (691,363)
-----------------------------------------------------------------------
Net unrealized appreciation                                 $ 1,291,787
-----------------------------------------------------------------------

6  Capital Transactions
------------------------------------------------------------------------
The Declaration of Trust allows the Trustees to issue an unlimited number of $0.01 par value shares of common stock. Transactions in common shares were as follows:

                                         Year Ended           Year Ended
                                  December 31, 2000    December 31, 1999
------------------------------------------------------------------------
Beginning shares                          2,314,859            2,311,664

Shares issued pursuant to the Trust's
  dividend reinvestment plan                    443                3,195
------------------------------------------------------------------------
Ending shares                             2,315,302            2,314,859



The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2000

INDEPENDENT ACCOUNTANTS' REPORT

To the Trustees and Shareholders of
The Massachusetts Health & Education
Tax-Exempt Trust
------------------------------------------------------------------------
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Massachusetts Health & Education Tax-Exempt Trust (the "Trust") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001



The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2000

OTHER INFORMATION

From time to time in the future, the Trust may effect redemptions and/or repurchases of its Auction Preferred Shares as provided in the applicable constituent instruments or as agreed upon by the Trust and holders of Auction Preferred Shares. The Trust would generally effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.



The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2000

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which common shareholders may elect to have dividends and capital gains distributions reinvested in common shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common shareholders may join or withdraw from the Plan at any time.

If you decide to participate in the Plan, Investors Bank & Trust
Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in common shares of the Trust in your account.

How the Plan Works

Under the Plan, participants in the Plan will have their dividends reinvested in common shares of the Trust on valuation date. If the market price per common share on valuation date equals or exceeds net asset value per common share on that date, the Trust will issue new common shares to participants at the higher of net asset value or 95% of the market price. If net asset value per common share on valuation date exceeds the market price per common share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the common shareholders only in cash, the agent will buy common shares in the open market on the American Stock Exchange, or elsewhere. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per common share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's common shares, resulting in the acquisition of fewer common shares than if the dividend or distribution had been paid in common shares by the Trust.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares received pursuant to the Plan. Holders of common shares who do not elect to participate in the Plan will receive all such amounts in cash paid by check mailed directly to the record shareholder by Investors Bank & Trust Company, as dividend paying agent.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan.

Costs of the Plan

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

Tax Implications

Plan participants will receive tax information annually for personal records and to help prepare federal income tax returns. The automatic reinvestment of dividends and capital gains distributions does not relieve plan participants of any income tax which may be payable on dividends or distributions.

Right to Withdraw

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive a share certificate in your name for all full common shares credited to your account under the Plan and a cash payment for any fraction of a share credited to your account. If you desire, the Plan Agent will sell your shares in the Plan and send you the proceeds of the sale, less brokerage commissions and a $2.50 service fee.

How to Participate

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

Any inquiries regarding the Plan can be directed to Investors Bank & Trust Company at 1-800-553-1916.



The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2000

APPLICATION FOR PARTICIPATION IN
DIVIDEND REINVESTMENT PLAN

------------------------------------------------------------------------
This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.
------------------------------------------------------------------------

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan provided above.


                                    -------------------------------------
                                    Please print exact name on account:


                                    -------------------------------------
                                    Shareholder signature            Date


                                    -------------------------------------
                                    Shareholder signature            Date


                                    Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.


YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

The authorization form, when signed, should be mailed to the following address:

                    Investors Bank & Trust Company
                    P.O. Box 1537, MFD23
                    Boston, MA 02205-1537

------------------------------------------------------------------------



The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2000

INVESTMENT MANAGEMENT

The Massachusetts Health & Education Tax-Exempt Trust

Officers

Thomas J. Fetter, CFA
President

Robert B. MacIntosh, CFA
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Eric G. Woodbury, Esq.
Secretary

Kristin S. Anagnost
Assistant Treasurer and
Assistant Secretary

Board of Trustees

Walter B. Prince, Esq., Chairman
Prince, Lobel, Glovsky & Tye LLP

James F. Carlin
Chairman & CEO of Carlin Consolidated, Inc., and Former Chairman of the
Massachusetts Board of Higher Education

Thomas H. Green III, Esq.
Director of Salomon Smith Barney,
Public Finance Department

Edward M. Murphy
CEO, Alliance Health Incorporated, and
Former Executive Director of the
Massachusetts Health & Education Facilities Authority

James M. Storey, Esq.
Trustee, various investment companies



THIS PAGE INTENTIONALLY LEFT BLANK.



Investment Advisor and Administrator
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian, Transfer Agent,
Dividend Disbursing Agent and Registrar
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110


The Massachusetts Health & Education Tax-Exempt Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

278-2/01                                                 MHEFASRC